Exhibit 99.1

[Graphic Omitted]
NASDAQ: WASH

Contact: Elizabeth B. Eckel
Senior Vice President, Marketing
Telephone: (401) 348-1309
E-mail: ebeckel@washtrust.com
Date: April 23, 2007
FOR IMMEDIATE RELEASE

Washington Trust Announces Earnings

Westerly, Rhode Island…Washington Trust Bancorp, Inc. (NASDAQ Global Market; symbol: WASH), parent company of The Washington Trust Company, today announced first quarter 2007 net income of $6.0 million, or 44 cents per diluted share. Net income for the first quarter of last year totaled $6.1 million, or 44 cents per diluted share. The returns on average equity and average assets for the three months ended March 31, 2007 were 13.66% and 1.00%, respectively, compared to 15.09% and 1.01%, respectively, for the same period in 2006.

“The first quarter results were solid and were achieved in the face of a difficult banking environment highlighted by unfavorable interest rates and soft consumer and residential loan demand,” said John C. Warren, Washington Trust Chairman and Chief Executive Officer.

Net interest income totaled $14.9 million for the first quarter of 2007, down $545 thousand, or 3.5 percent, from the first quarter a year ago. Included in net interest income in 2007 was an interest recovery of $322 thousand received on a previously charged off loan. The net interest margin for the first quarter of 2007 amounted to 2.81%, down 3 basis points from the first quarter of 2006 and up 7 basis points from the fourth quarter of 2006. Excluding 6 basis points attributable to the 2007 interest recovery, the net interest margin for the first quarter of 2007 was down 9 basis points from the first quarter of 2006 and up 1 basis point from the fourth quarter of 2006.

Total noninterest income amounted to $11.2 million for the first quarter of 2007, up $1.7 million from the same quarter a year ago. Included in noninterest income were net realized gains on sales of securities of $1.0 million and $59 thousand for the three months ended March 31, 2007 and 2006, respectively. Excluding net realized gains on sales of securities, noninterest income increased $751 thousand, or 8 percent, from the same quarter of 2006. This increase was largely attributable to higher revenues from wealth management services. Wealth management revenues were $6.9 million for the first quarter of 2007, up $430 thousand, or 6.7 percent, from the first quarter of 2006. Wealth management assets under

-M O R E-

Washington Trust
Page Two, April 23, 2007

administration totaled $3.806 billion at March 31, 2007, up $111 million, or 3 percent, in the first quarter of 2007 and up $363 million, or 11 percent, from March 31, 2006. This growth was due to business development efforts and financial market appreciation.

Noninterest expenses amounted to $17.1 million for the first quarter of 2007, up $1.4 million, or 8.9 percent, from the same quarter a year ago. During the first quarter of 2007, the Corporation prepaid $26.5 million in higher cost advances from Federal Home Loan Bank of Boston (“FHLBB”), resulting in a debt prepayment penalty charge, recorded in noninterest expense, of $1.1 million. The source of funds for the paydowns was maturities of investments as well as other borrowings. Excluding debt prepayment penalty expense, noninterest expenses increased $338 thousand, or 2.2 percent, over the same quarter last year.

Total assets were $2.4 billion at March 31, 2007, essentially unchanged from December 31, 2006. Loan growth was modest in the first quarter. Total loans increased by $10.2 million in the first quarter of 2007, principally due to growth in the commercial loan portfolio. The investment securities portfolio totaled $706.4 million at March 31, 2007, up $2.6 million from December 31, 2006.

Total deposits increased by $5.6 million from December 31, 2006. Excluding brokered certificates of deposit, in-market deposits were up $18.1 million, or 1.2 percent, in the first quarter of 2007. The Corporation has continued to experience a shift in the mix of deposits away from lower cost demand deposit accounts into higher cost money market accounts and certificates of deposit. FHLBB advances totaled $457.1 million at March 31, 2007, down $17.4 million from December 31, 2006. Other borrowings increased $11.1 million in the first quarter of 2007, mainly due to an increase in securities sold under repurchase agreements.

Asset quality, as measured by the level of nonperforming assets, remained strong in the first quarter of 2007. Nonperforming assets totaled $3.1 million, or 0.13% of total assets, at March 31, 2007, compared to $2.3 million, or 0.09% of total assets, a year ago. There are no assets acquired through foreclosure on the balance sheet at March 31, 2007. The Corporation has never offered a sub-prime or Alt-A residential mortgage loan program and we have not experienced any recent significant deterioration of asset quality as measured by delinquencies in residential and consumer loans. Total residential mortgage and consumer loan 30-day+ delinquencies amounted to $1.1 million, or 0.12% of these loans, at March 31, 2007, down from $1.4 million, or 0.16% of these loans, at December 31, 2006.

- M O R E -

Washington Trust
Page Three, April 23, 2007

The allowance for loan losses was $19.4 million, or 1.32% of total loans, at March 31, 2007, compared to $18.9 million, or 1.29% of total loans, at December 31, 2006 and $18.2 million, or 1.29% of total loans, at March 31, 2006. Loan recoveries, net of charge-offs, amounted to $166 thousand and $29 thousand, respectively, for the three months ended March 31, 2007 and 2006, respectively. The Corporation’s loan loss provision charged to earnings amounted to $300 thousand for the first quarter of 2007, unchanged from both the fourth quarter of 2006 and the first quarter of 2006.

Total shareholders’ equity amounted to $175.5 million at March 31, 2007, compared to $173.1 million at December 31, 2006. Under the Corporation’s Common Stock Repurchase Plan, 61,100 shares were repurchased at a total cost of $1.7 million during the first quarter of 2007. Book value per share as of March 31, 2007 and December 31, 2006 amounted to $13.12 and $12.89, respectively.

Washington Trust President and Chief Executive Officer John C. Warren, and David V. Devault, Executive Vice President, Secretary, Treasurer, and Chief Financial Officer, will host a conference call on Monday, April 23, 2007 at 4:30 p.m. (Eastern Time) to discuss the Corporation’s first quarter results. This call is being webcast by VCall and can be accessed through the Investor Relations section of the Washington Trust website, www.washtrust.com. A replay of the call will be posted in this same location on the website shortly after the conclusion of the call. You may also listen to a replay by dialing (877) 660-6853, and entering Account #: 286 and Conference ID #: 235815. The replay will be available until 11:59 p.m. on April 30, 2007.

Washington Trust Bancorp, Inc. is the parent of The Washington Trust Company, a Rhode Island state-chartered bank founded in 1800. Washington Trust offers personal banking, business banking and wealth management services through its offices in Rhode Island, Massachusetts and southeastern Connecticut. Washington Trust Bancorp, Inc.’s common stock trades on the NASDAQ Global Market® under the symbol WASH. Investor information is available on the Corporation’s web site: www.washtrust.com.
# # #
This report contains certain statements that may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements regarding our strategy, effectiveness of investment programs, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans, goals and objectives of management are forward-looking statements. The actual results, performance or achievements of the Corporation could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general national or regional economic conditions, changes in interest rates, reductions in the market value of wealth management and trust assets under administration, reductions in loan demand, reductions in deposit levels necessitating increased borrowing to fund loans and investments, changes in loan default and charge-off rates, changes in the size and nature of the Corporation’s competition, changes in legislation or regulation and accounting principles, policies and guidelines, and changes in the assumptions used in making such forward-looking statements. The Corporation assumes no obligation to update forward-looking statements or update the reasons actual results, performance or achievements could differ materially from those provided in the forward-looking statements, except as required by law.

Washington Trust Bancorp, Inc. and Subsidiaries
FINANCIAL SUMMARY

	Three Months Ended
	Mar. 31,	Dec. 31,	Mar. 31,
(Dollars and shares in thousands, except per share amounts)	2007	2006	2006

Operating Results
Net interest income	$14,870	$14,976	$15,415
Provision for loan losses	300	300	300
Net gains (1osses) on sales of securities	1,036	(16)	59
Other noninterest income	10,212	10,449	9,461
Noninterest expenses	17,109	15,740	15,704
Income tax expense	2,734	3,166	2,858
Net income	5,975	6,203	6,073

Per Share
Basic earnings	$0.45	$0.46	$0.45
Diluted earnings	$0.44	$0.45	$0.44
Dividends declared	$0.20	$0.19	$0.19

Weighted Average Shares Outstanding
Basic	13,412.1	13,452.5	13,386.8
Diluted	13,723.0	13,769.3	13,698.6

Key Ratios
Return on average assets	1.00%	1.04%	1.01%
Return on average equity	13.66%	14.06%	15.09%
Interest rate spread (taxable equivalent basis)	2.46%	2.39%	2.53%
Net interest margin (taxable equivalent basis)	2.81%	2.74%	2.84%

Allowance for Loan Losses
Balance at beginning of period	$18,894	$18,645	$17,918
Provision charged to earnings	300	300	300
Net recoveries (charge-offs)	166	(51)	29
Balance at end of period	$19,360	$18,894	$18,247

Washington Trust Bancorp, Inc. and Subsidiaries
FINANCIAL SUMMARY

(Dollars and shares in thousands, except per share amounts)	Mar. 31,	Dec. 31,	Mar. 31,
Period-End Balance Sheet	2007	2006	2006
Assets	$2,399,962	$2,399,165	$2,432,765
Total securities	706,406	703,851	786,674
Loans:
Commercial and other:
Mortgages	271,817	282,019	277,851
Construction and development	33,092	32,233	35,599
Other	294,261	273,145	245,376
Total commercial and other	599,170	587,397	558,826
Residential real estate:
Mortgages	577,823	577,522	573,262
Homeowner construction	11,742	11,149	18,147
Total residential real estate	589,565	588,671	591,409
Consumer:
Home equity lines	142,548	145,676	157,769
Home equity loans	94,521	93,947	76,107
Other	44,396	44,295	34,671
Total consumer	281,465	283,918	268,547
Total loans	1,470,200	1,459,986	1,418,782
Deposits:
Demand deposits	175,010	186,533	181,345
NOW accounts	176,006	175,479	179,027
Money market accounts	290,273	286,998	227,433
Savings accounts	204,465	205,998	202,395
Time deposits	837,838	822,989	870,420
Total deposits	1,683,592	1,677,997	1,660,620
Brokered deposits included in time deposits	163,089	175,618	222,118
Federal Home Loan Bank advances	457,145	474,561	556,051
Shareholders’ equity	175,527	173,056	159,880

Capital Ratios
Tier 1 risk-based capital	9.47%	9.57%	9.26%
Total risk-based capital	10.84%	10.96%	10.72%
Tier 1 leverage ratio	6.14%	6.01%	5.64%

Share Information
Shares outstanding at end of period	13,382.5	13,429.7	13,412.7
Book value per share	$13.12	$12.89	$11.92
Tangible book value per share	$8.86	$8.61	$7.90
Market value per share	$26.81	$27.89	$28.07

Credit Quality
Nonaccrual loans:
Commercial:
Mortgages	$1,157	$981	$328
Construction and development	-	-	-
Other	1,021	831	705
Residential real estate	709	721	1,040
Consumer	216	190	195
Total nonaccrual loans	$3,103	$2,723	$2,268
Other real estate owned, net	-	-	-
Nonperforming assets to total assets	0.13%	0.11%	0.09%
Nonaccrual loans to total loans	0.21%	0.19%	0.16%
Allowance for loan losses to nonaccrual loans	623.91%	693.87%	804.54%
Allowance for loan losses to total loans	1.32%	1.29%	1.29%

Assets Under Administration
Market value	$3,806,274	$3,694,813	$3,442,941

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	Mar. 31,	Dec. 31,
	2007	2006
Assets:
Cash and due from banks	$30,058	$54,337
Federal funds sold	29,625	16,425
Other short-term investments	683	1,147
Mortgage loans held for sale	2,122	2,148
Securities:
Available for sale, at fair value; amortized cost $540,650 in 2007 and $525,966 in 2006	541,942	526,396
Held to maturity, at cost; fair value $162,974 in 2007 and $175,369 in 2006	164,464	177,455
Total securities	706,406	703,851
Federal Home Loan Bank stock, at cost	28,727	28,727
Loans:
Commercial and other	599,170	587,397
Residential real estate	589,565	588,671
Consumer	281,465	283,918
Total loans	1,470,200	1,459,986
Less allowance for loan losses	19,360	18,894
Net loans	1,450,840	1,441,092
Premises and equipment, net	24,603	24,307
Accrued interest receivable	11,572	11,268
Investment in bank-owned life insurance	40,161	39,770
Goodwill	44,558	44,558
Identifiable intangible assets, net	12,448	12,816
Other assets	18,159	18,719
Total assets	$2,399,962	$2,399,165

Liabilities:
Deposits:
Demand deposits	$175,010	$186,533
NOW accounts	176,006	175,479
Money market accounts	290,273	286,998
Savings accounts	204,465	205,998
Time deposits	837,838	822,989
Total deposits	1,683,592	1,677,997
Dividends payable	2,682	2,556
Federal Home Loan Bank advances	457,145	474,561
Junior subordinated debentures	22,681	22,681
Other borrowings	25,792	14,684
Accrued expenses and other liabilities	32,543	33,630
Total liabilities	2,224,435	2,226,109

Shareholders’ Equity:
Common stock of $.0625 par value; authorized 30,000,000 shares;
issued 13,492,110 shares in 2007 and 2006	843	843
Paid-in capital	35,697	35,893
Retained earnings	144,841	141,548
Accumulated other comprehensive loss	(2,876)	(3,515)
Treasury stock, at cost; 109,575 shares in 2007 and 62,432 in 2006	(2,978)	(1,713)
Total shareholders’ equity	175,527	173,056
Total liabilities and shareholders’ equity	$2,399,962	$2,399,165

Washington Trust Bancorp, Inc. and Subsidiaries,
CONSOLIDATED STATEMENTS OF INCOME

(Dollars and shares in thousands, except per share amounts)

Three months ended March 31,	2007	2006
Interest income:
Interest and fees on loans	$23,934	$21,897
Interest on securities:
Taxable	7,792	8,412
Nontaxable	668	328
Dividends on corporate stock and Federal Home Loan Bank stock	718	677
Interest on federal funds sold and other short-term investments	191	115
Total interest income	33,303	31,429
Interest expense:
Deposits	12,977	10,238
Federal Home Loan Bank advances	4,968	5,359
Junior subordinated debentures	338	338
Other	150	79
Total interest expense	18,433	16,014
Net interest income	14,870	15,415
Provision for loan losses	300	300
Net interest income after provision for loan losses	14,570	15,115
Noninterest income:
Wealth management services:
Trust and investment advisory fees	5,038	4,627
Mutual fund fees	1,262	1,130
Financial planning, commissions and other service fees	570	683
Wealth management services	6,870	6,440
Service charges on deposit accounts	1,125	1,119
Merchant processing fees	1,204	1,047
Income from bank-owned life insurance	391	279
Net gains on loan sales and commissions on loans originated for others	264	276
Net realized gains on sales of securities	1,036	59
Other income	358	300
Total noninterest income	11,248	9,520
Noninterest expense:
Salaries and employee benefits	9,812	9,619
Net occupancy	1,017	954
Equipment	832	799
Merchant processing costs	1,019	887
Outsourced services	519	518
Advertising and promotion	429	437
Legal, audit and professional fees	450	376
Amortization of intangibles	368	405
Debt prepayment penalties	1,067	-
Other	1,596	1,709
Total noninterest expense	17,109	15,704
Income before income taxes	8,709	8,931
Income tax expense	2,734	2,858
Net income	$5,975	$6,073

Weighted average shares outstanding - basic	13,412.1	13,386.8
Weighted average shares outstanding - diluted	13,723.0	13,698.6
Per share information:
Basic earnings per share	$0.45	$0.45
Diluted earnings per share	$0.44	$0.44
Cash dividends declared per share	$0.20	$0.19

Washington Trust Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS

Three months ended March 31,	2007			2006
	Average		Yield/	Average		Yield/
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Residential real estate loans	$592,059	$7,773	5.32%	$589,837	$7,404	5.09%
Commercial and other loans	587,088	11,372	7.86%	556,013	10,254	7.48%
Consumer loans	281,572	4,825	6.95%	267,068	4,289	6.51%
Total loans	1,460,719	23,970	6.66%	1,412,918	21,947	6.30%
Federal funds sold and
other short-term investments	13,494	191	5.75%	10,178	115	4.62%
Taxable debt securities	622,981	7,792	5.07%	737,563	8,412	4.63%
Nontaxable debt securities	69,648	978	5.69%	35,177	504	5.81%
Corporate stocks and FHLBB stock	43,468	800	7.46%	49,344	761	6.26%
Total securities	749,591	9,761	5.28%	832,262	9,792	4.77%
Total interest-earning assets	2,210,310	33,731	6.19%	2,245,180	31,739	5.73%
Non interest-earning assets	171,033			149,361
Total assets	$2,381,343			$2,394,541
Liabilities and Shareholders’ Equity:
NOW accounts	$169,675	$68	0.16%	$170,421	$67	0.16%
Money market accounts	293,985	2,811	3.88%	228,305	1,607	2.85%
Savings accounts	205,572	710	1.40%	204,768	287	0.57%
Time deposits	832,492	9,388	4.57%	851,298	8,277	3.94%
FHLBB advances	467,448	4,968	4.31%	547,391	5,359	3.97%
Junior subordinated debentures	22,681	338	6.04%	22,681	338	6.04%
Other	12,797	150	4.73%	7,017	79	4.64%
Total interest-bearing liabilities	2,004,650	18,433	3.73%	2,031,881	16,014	3.20%
Demand deposits	170,977			179,954
Other liabilities	30,719			21,759
Shareholders’ equity	174,997			160,947
Total liabilities and shareholders’ equity	$2,381,343			$2,394,541
Net interest income (FTE)		$15,298			$15,725
Interest rate spread			2.46%			2.53%
Net interest margin			2.81%			2.84%